T. Rowe Price Spectrum Fund, Inc.

Spectrum Growth Fund

Spectrum Income Fund

Supplement to prospectus dated May 1, 2008

The following updates the Spectrum Funds` prospectus dated May 1, 2008:

Spectrum Growth and Spectrum Income Funds are no longer subject to the restriction that they will not redeem from any underlying fund at a rate in excess of 1% of the underlying fund`s assets in any period of less than 15 days. Elimination of this restriction is designed to provide greater flexibility in managing the funds. On April 22, 2008, the Board of Directors for the Spectrum Funds approved removing the restriction but it inadvertently remained in the prospectus. The third operating policy under "Other Investment Restrictions" on page 33 is hereby deleted.

The date of this supplement is June 30, 2008

C08-041 6/30/08